                             LETTER OF TRANSMITTAL

                      TO ACCOMPANY SHARES OF COMMON STOCK
                  OR ORDER TENDER OF UNCERTIFICATED SHARES OF

                          THE ASIA PACIFIC FUND, INC.

                        TENDERED PURSUANT TO THE OFFER
                            DATED NOVEMBER 6, 2001

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
    NEW YORK CITY TIME, ON DECEMBER 7, 2001, UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                         EquiServe Trust Company, N.A.

                         For Account Information Call:
                            Toll Free: 800-451-6788

              By First Class Mail, By Overnight Courier, By Hand:

                         EquiServe Trust Company, N.A.

     By First Class Mail          By Overnight Courier                  By Hand
EquiServe Trust Company, N.A. EquiServe Trust Company, N.A.  EquiServe Trust Company, N.A.
   Attn: Corporate Actions       Attn: Corporate Actions        Attn: Corporate Actions
         c/o Colbent                   c/o Colbent          Securities Transfer & Reporting
       P.O. Box 43025              40 Campanelli Drive              Services, Inc.
  Providence, RI 02940-3025        Braintree, MA 02184         100 William St., Galleria
                                                                  New York, NY 10038

                                            DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s):
 (Please Fill In, if Blank, Exactly as Name(s)                                        Share(s) Tendered
          Appear(s) on Certificate(s))                                 (Attach Additional Signed Schedule if Necessary)
------------------------------------------------------------------------------------------------------------------------
                                                                                                Total Number
                                                                                                 of Shares   Number of
                                                                       Certificate              Evidenced by   Shares
                                                                       Number(s)*               Certificates Tendered**
                                                               ---------------------------------------------------------
                                                               ---------------------------------------------------------
                                                               ---------------------------------------------------------
                                                               ---------------------------------------------------------
                                                               Dividend Reinvestment Shares Tendered
                                                               ---------------------------------------------------------
                                                               Total Shares Tendered
------------------------------------------------------------------------------------------------------------------------
    * Need not be completed by Stockholders who tender Shares by book-entry transfer.
   ** Unless a lesser number of Shares is indicated in this column, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.

[_]CHECK HERE IF THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE
   HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.

Note: If the preceding box is not checked, any uncertificated Shares held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan will NOT be tendered.

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE STOCKHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

   This Letter of Transmittal is to be used (a) if certificates for Shares (as defined below) are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to any of the accounts maintained by the Depositary at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedure set forth in Section 3, "Procedure for Tendering Shares," of the Fund's Offer to Purchase. Stockholders whose certificates are not immediately available or who cannot deliver certificates for Shares (other than uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan) or deliver confirmation of the book-entry transfer of their Shares into the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to 5:00 p.m., New York City time, on the Termination Date may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Shares," of the Fund's Offer to Purchase. See Instruction 2 below. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: _____________________________________________

   Account Number:____________   Transaction Code Number: _____________________

   If the tendered Shares are being tendered by a Nominee Holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made: ________________________________________________

[_]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s): ____________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution that Guaranteed Delivery: ______________________________

   Account Number (if delivered by book-entry transfer): ______________________

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders to The Asia Pacific Fund, Inc., a Maryland corporation (the "Fund"), the shares of the Fund's Common Stock, $0.01 par value per share (the "Shares") described below, at a price per Share, net to the seller in cash (the "Purchase Price"), equal to 90% of the net asset value in U.S. dollars ("NAV") per Share as of the close of regular trading on the New York Stock Exchange on December 7, 2001, or such later date to which the Offer is extended, upon the terms and subject to the conditions set forth in the Fund's Offer to Purchase, dated November 6, 2001, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). The "Termination Date" of the Offer is 5:00 p.m., New York City time, on December 7, 2001. If the Fund, in its sole discretion, shall have extended the period for which the Offer is open, the "Termination Date" shall mean the latest time and date on which the Offer, as so extended by the Fund, shall expire.

   Subject to, and effective upon, acceptance of payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Termination Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price,
(b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights) for transfer on the books of the Fund, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), all in accordance with the terms of the Offer.

   The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Termination Date); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after the Termination Date); and (d) the undersigned has read and agreed to all of the terms of the Offer.

   All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Termination Date in accordance with Section 4, "Rights of Withdrawal," of the Fund's Offer to Purchase. After the Termination Date, tenders made pursuant to the Fund's Offer to Purchase will be irrevocable.

                                   ODD LOTS
                             (SEE INSTRUCTION 12)

   This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check only one box)

    [_]Is the beneficial or record owner of an aggregate of not more than 99
       Shares, all of which are being tendered; or

    [_]Is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

   The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3, "Procedure for Tendering Shares," of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

   The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares tendered hereby, or may accept for purchase fewer than all of the Shares tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions," please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under ''Special Delivery Instructions," please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please return such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer nor to uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan, which Shares may be tendered hereby.

--------------------------------------------------------  ---------------------------------------------------------
            SPECIAL PAYMENT INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTION 8)                                       (SEE INSTRUCTION 8)

  To be completed ONLY if certificates for Shares           To be completed ONLY if certificates for Shares not
not tendered or not purchased are to be issued in the     tendered or not purchased are to be issued in the name
name of and sent to someone other than the                of the undersigned, but sent to someone other than the
undersigned.                                              undersigned or to the undersigned at an address other
                                                          than that shown above.
Issue Certificate to:
                                                          Mail Certificate to:
Name
-----------------------------------------------------     Name
                   (Please Print)                         ------------------------------------------------------
                                                                              (Please Print)
Address
-----------------------------------------------------     Address
                                                          ------------------------------------------------------
-----------------------------------------------------
                                                          ------------------------------------------------------
-----------------------------------------------------
               (City, State, Zip Code)                    ------------------------------------------------------
                                                                         (City, State, Zip Code)
-----------------------------------------------------
         Complete Payer Substitute Form W-9
    (Tax Identification (Social Security) Number)
--------------------------------------------------------  ---------------------------------------------------------

                                   SIGN HERE
         (IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (Signature(s) of Stockholder(s))

                            Dated: ____________, 2001

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

 Name(s) ______________________________________________________________________

--------------------------------------------------------------------------------
                                (Please Print)

 Capacity (Full Title) ________________________________________________________

 Address ______________________________________________________________________
                                     City

--------------------------------------------------------------------------------
 State                                                                 Zip Code

 Area Code and Telephone Number _______________________________________________

 Employer Identification or Social Security Number ____________________________

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature(s) ______________________________________________________

 Name _________________________________________________________________________
                                (Please Print)

 Name of Firm__________________________________________________________________

 Address ______________________________________________________________________

--------------------------------------------------------------------------------
 City                                State                             Zip Code

Dated: ________________, 2001

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" herein, or (ii) if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank, credit union, savings association or trust company having an office, branch or agency in the United States, or other entity that is a member in good standing of a stock transfer association's approved medallion (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only (a) if certificates are to be forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3, "Procedure for Tendering Shares," of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal or facsimile thereof with any required signature guarantees, any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., New York City time, on the Termination Date. Stockholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 5:00 p.m., New York City time, on the Termination Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Termination Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof), which must be received by the Depositary prior to the Termination Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Shares," of the Offer to Purchase. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, all other documents required by this Letter of Transmittal must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3, "Procedure for Tendering Shares," of the Offer to Purchase.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE STOCKHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

   No alternative, conditional or contingent tenders will be accepted. All tendering Stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance for payment of Shares.

   3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate, signed schedule attached hereto.

   4. Partial Tenders and Unpurchased Shares. (Not applicable to Stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the

"Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal, as soon as practicable after the Repurchase Request Deadline. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

   (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

   (b) If any of the tendered Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

   (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

   (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

   (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

   (f) If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

   6. Stock Transfer Taxes. Except as set forth in this instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal, and the Fund will pay all stock transfer taxes, if any, with respect to the transfer and sale of Shares to it pursuant to the Offer to Repurchase. If, however, payment of the repurchase price is to be made to, or (in the circumstances permitted by the Offer to Purchase) if Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

   7. Tender of More Than 1,532,455 Shares. If more than 1,532,455 Shares are duly tendered prior to the expiration of the Offer (and not timely withdrawn), the Fund will purchase Shares from tendering Stockholders, in accordance with the terms and conditions specified in the Offer, on a pro rata basis (disregarding fractions), in accordance with the number of Shares duly tendered by each Stockholder during the period the Offer is open (and not timely withdrawn), unless the Fund determines not to purchase any Shares; however, the Fund will accept all Shares tendered by any Stockholder who owns, beneficially or of record, an aggregate of not more than 99 Shares and who tenders all such Shares by means of the Letter of Transmittal tendered by or on behalf of that Stockholder. Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the tendering Stockholder.

   8. Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned ''Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

   9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of any particular Shares (i) determined by it not to be in proper form or (ii) the acceptance of or payment for which may, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in tender of any particular Shares or Stockholder, and the Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Fund, the Depositary, Shareholder Communications Corporation (the "Information Agent") or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund shall determine.

   10. Requests for Assistance and Additional Copies. Requests for assistance should be directed to, and additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth at the end of this Letter of Transmittal or from your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide Stockholders, upon request, with a Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (W-8BEN) or a Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States (W-8ECI).

   11. Backup Withholding; Dividend Withholding for Foreign Stockholders. Each Stockholder that desires to participate in the Offer must, unless an exemption applies, provide the Depositary with the Stockholder's taxpayer identification number on the Substitute Form W-9 set forth in this Letter of Transmittal, with the required certifications being made under penalties of perjury. If the Stockholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

   Stockholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares by completing the Substitute Form W-9 set forth below in this Letter of Transmittal. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Determining the Proper Taxpayer Identification Number to Give the Payer," which immediately follow the Substitute Form W-9.

   If backup withholding applies, the Depositary is required to withhold at a rate that is generally equal to 30.5% of any payment made to the Stockholder with respect to Shares purchased pursuant to the Offer. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding may result in an overpayment of taxes, which may be credited against the Stockholder's U.S. federal income tax liability or refunded to the Stockholder by the Internal Revenue Service.

   Certain Stockholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, a Stockholder must submit a properly completed Form W-8BEN or Form W-8ECI, signed under penalties of perjury, attesting to that person's exempt status. A Stockholder would use a Form W-8BEN to certify that it (1) is neither a citizen nor a resident of the United States, (2) has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year, and (3) reasonably expects not to be engaged in a trade or business within the United States to which the gain on the sale of the Shares would be effectively connected; and would use a Form W-8ECI to certify that (1) it is neither a citizen nor resident of the U.S., and (2) the proceeds of the sale of the Shares is effectively connected with a U.S. trade or business. A foreign Stockholder may also use a Form W-8BEN to certify that it is eligible for benefits under a tax treaty between the United States and such foreign person's country of residence.

   A STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

   Any payments to a tendering Stockholder who is a nonresident alien individual, a foreign trust, estate or corporation that does not hold his, her or its shares in connection with a trade or business conducted in the United States will be subject to U.S. federal dividend withholding tax at the rate of 30% (or such other reduced rate as applies under an applicable tax treaty). A foreign Stockholder may be able to obtain a refund of such withholding tax from the Internal Revenue Service if the payments are treated for U.S. federal income tax purposes as the proceeds of a sale of the Shares.

   A FOREIGN STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER QUALIFICATION FOR A REFUND AND/OR REDUCTION IN THE RATE OF THE DIVIDEND WITHHOLDING TAX.

   12. Odd Lots. As described in Section 1 of the Offer to Purchase, the Fund will purchase Shares validly tendered and not properly withdrawn prior to the Termination Date by any Stockholder who owns beneficially or of record an aggregate of not more than 99 Shares (an "Odd Lot Holder"). This preference will not be available unless the item captioned "Odd Lots" is completed.


SUBSTITUTE               Name                                            Account number(s) (OPTIONAL)
Form W-9                 -----------------------------------------------
Department of the
Treasury,                Address
Internal Revenue Service -----------------------------------------------

Payer's Request          -----------------------------------------------
for Taxpayer
Identification           -----------------------------------------------
Number ("TIN")
and Certification        -----------------------------------------------------------------------------------------------
                         PART 1--PLEASE PROVIDE YOUR                        Social Security Number
                         TIN IN THE BOX AT RIGHT AND                             or Employer
                         CERTIFY BY SIGNING AND DATING                      Identification Number
                         BELOW.                                          ----------------------------------------------

                         -----------------------------------------------------------------------------------------------
                         PART 2--CERTIFICATION. Under penalties of perjury, I certify that:
                         1. The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

                         2. I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ("IRS")
                            that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                         CERTIFICATION INSTRUCTION--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return.

                         Signature                                       Date
                         ----------------------------------------------- ----------------------------------------------

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU DO NOT HAVE
                       A TAXPAYER IDENTIFICATION NUMBER

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a TIN within sixty (60) days, 30.5% of all reportable payments made to me thereafter will be withheld until I provide a TIN.

--------- ----
Signature Date

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

   Guidelines for Determining the Proper Taxpayer Identification Number to Give the Payer. The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

     ----------------------------------------------------------------------


                                          Give the NAME and
                                          SOCIAL SECURITY
     For this type of account:            number of--
     ----------------------------------------------------------------------
      1. Individual                       The individual

      2. Two or more individuals          The actual owner of the account
         (joint account)                  or, if combined funds, the first
                                          individual on the account(1)

      2. Custodian account of a minor     The minor(2)
         (Uniform Gift to Minors Act)

      4. a.The usual revocable            The grantor--trustee(1)
           savings trust (grantor is
           also trustee)

         b.So-called trust account        The actual owner(1)
           that is not a legal or valid
           trust under State law

      5. Sole proprietorship              The owner(3)

------------------------------------------

           -----------------------------------------------------------

                                                Give the NAME and
                                                EMPLOYER
                                                IDENTIFICATION
           For this type of account:            number of--
           -----------------------------------------------------------
            6. A valid trust, estate, or
               pension trust                    The legal entity(4)

            7. Corporate                        The corporation

            8. Association, club, religious,    The organization
               charitable, educational or
               other tax-exempt organization

            9. Partnership                      The partnership

           10. A broker or registered           The broker or nominee
               nominee

           11. Account with the Department      The public entity
               of Agriculture in the name of
               a public entity (such as a
               state or local government,
               school district, or prison) that
               receives agricultural program
               payments.

------------------------------------------

(1)List first and circle the name of the person whose number you furnish.
(2)Circle the minor's name and furnish the minor's social security number.
(3)You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or the sole proprietorship's EIN (if it has one).
(4)List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

IMPORTANT: This Letter of Transmittal or a manually signed facsimile thereof (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to 5:00 p.m., New York City time, on December 7, 2001 (or if the offer is extended, the expiration as extended), at the appropriate address set forth below:

                       The Depositary for the Offer is:

                         EquiServe Trust Company, N.A.

                         For Account Information Call:

                            Toll Free: 800-451-6788

              By First Class Mail, By Overnight Courier, By Hand:

                         EquiServe Trust Company, N.A.

     By First Class Mail          By Overnight Courier                  By Hand
EquiServe Trust Company, N.A. EquiServe Trust Company, N.A.  EquiServe Trust Company, N.A.
   Attn: Corporate Actions       Attn: Corporate Actions        Attn: Corporate Actions
         c/o Colbent                   c/o Colbent          Securities Transfer & Reporting
       P.O. Box 43025              40 Campanelli Drive              Services, Inc.
  Providence, RI 02940-3025        Braintree, MA 02184         100 William St., Galleria
                                                                  New York, NY 10038

   Any questions or requests for assistance or additional copies of this Letter of Transmittal, the Offer to Purchase, the Notice of Guaranteed Delivery and other accompanying materials may be directed to the Information Agent at its telephone number and location listed below. Stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                          17 State Street--10th Floor
                              New York, NY 10004

                           Toll Free: 1-888-353-5798
                                      or
                          Call Collect: 212-440-9800